United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 17, 2022

Date of Report (Date of earliest event reported)

Blockchain Moon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40922	86-1839124
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4651 Salisbury Road, Suite 400 Jacksonville, FL	32256
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 262-6097

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BMAQ	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one-half of one share of Common Stock at an exercise price of $11.50	BMAQW	The Nasdaq Stock Market LLC

Rights, each to receive one-tenth of one share of Common Stock	BMAQR	The Nasdaq Stock Market LLC

Units, each consisting of one share of Common Stock, one Right and one Redeemable Warrant	BMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 4, 2022, BMAC filed a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of its stockholders to be held on October 19, 2022 to consider and act upon a proposal to extend the date (the “Termination Date”) by which BMAC must complete an initial business combination to January 21, 2023 (the “Charter Extension Date”) and to allow BMAC, without the need for another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis, up to six times, by an additional one month each time, after the Charter Extension Date, by resolution of BMAC’s board of directors, if requested by the Sponsor. The Extension Proxy Statement was mailed to BMAC stockholders of record as of September 27, 2022. Stockholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which BMAC public stockholders had to complete the procedures for electing to redeem their common stock, par value $0.0001 per share (the “Common Stock”), was 5:00 p.m., Eastern Time, on October 17, 2022 (“Redemption Deadline”). The initial number of shares tendered for redemption prior to the Redemption Deadline was 10,219,981. The deadline for stockholders to withdraw previously submitted redemption requests is Thursday, October 20, 2022, prior to 5:00 p.m., Eastern Time, subject to approval by the Board.

Stockholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2022

BLOCKCHAIN MOON ACQUISITION CORP.

By:	/s/ Enzo A. Villani
Name:	Enzo A. Villani
Title:	Chief Executive Officer